Exhibit 99.2

Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Redevelopment Activity	23
Property Net Operating Income (NOI)	8	Capital Expenditures	24

Reconciliation		Transaction Activity	25
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	26
Property NOI	11
		Net Asset Value Components	27
Debt Summary	12
		Appendix: Definitions of Non-GAAP Measures
Capital Analysis	13	FFO	28
		EBITDA and NOI	29
Owned and Managed Portfolio Overview	14-17	AFFO	30

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Dominion Tower, Denver, CO

March 31, 2019| Page 2

Company Information

Overview		Snapshot (as of March 31, 2019)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35 (1)
		Total Square Feet	9.9 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,231,155
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	5.0%

As of March 31, 2019, the Company owned and operated a portfolio of real estate consisting of 32 operating properties, three redevelopment properties and three managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.8 Billion (2)
		Insider Holdings	4.0%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	999 Peachtree, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

March 31, 2019| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Mar-19	31-Dec-18	30-Sep-18	30-Jun-18	31-Mar-18
Income Items:
Rental revenue	$63,359	$65,304	$67,436	$65,409	$65,628
Total revenue	64,716	66,578	68,705	66,694	66,893
Net income (loss)	(1,205)	1,371	9,608	665	1,425
Adjusted EBITDA*	31,267	33,875	35,636	34,270	34,943
FFO*	22,110	24,546	26,158	25,393	26,364
AFFO*	6,717	10,840	13,024	9,658	16,930

Per Share Data:
EPS	$(0.01)	$0.01	$0.09	$0.01	$0.01
FFO*	$0.21	$0.23	$0.24	$0.24	$0.25
AFFO*	$0.06	$0.10	$0.12	$0.09	$0.16
Weighted Average Shares (diluted)	107,231	107,231	107,231	107,231	107,231
Closing share price	$7.19	$6.23	$7.99	$8.56	$8.41
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,624,833	$1,625,773	$1,628,036	$1,627,498	$1,627,941
Other assets, net	266,412	272,329	280,523	352,029	358,254
Total assets, net	1,891,245	1,898,102	1,908,559	1,979,527	1,986,195
Total liabilities, net	1,071,258	1,060,468	1,055,146	1,127,140	1,127,277
Shareholders' equity	819,987	837,634	853,413	852,387	858,918

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,780,992	$1,663,050	$1,843,777	$1,985,899	$1,969,814
Total debt outstanding (excluding unamortized financing costs)	1,010,000	995,000	987,000	1,068,000	1,068,000
Debt to Total Market Capitalization	56.7%	59.8%	53.5%	53.8%	54.2%
Net Debt to Adjusted EBITDA*	8.0	7.3	6.9	7.7	7.5

Operating Properties Leasing Statistics (b):
Operating properties assets	32	32	34	34	34
Operating properties total SF	9,495,118	9,486,650	9,760,699	9,760,699	9,760,657
Operating properties % leased	88.5%	89.0%	90.5%	89.0%	88.5%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2019 and 2018, excludes redevelopment properties.

*See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.

March 31, 2019| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

						For the
	For the Three Months Ended	For the Three Months Ended				Year Ended
	31-Mar-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Revenue:
Rental	$63,359	$65,628	$65,409	$67,436	$65,304	$263,777
Related party revenue:
Management fees and interest income from loans	1,352	1,256	1,276	1,261	1,268	5,061
Other	5	9	9	8	6	32
Total revenue	64,716	66,893	66,694	68,705	66,578	268,870

Expenses:
Real estate operating expenses	17,726	17,151	16,954	17,946	18,652	70,703
Real estate taxes and insurance	12,102	11,177	12,292	11,651	10,737	45,857
Depreciation and amortization	23,245	24,035	23,591	23,277	23,327	94,230
General and administrative	3,509	3,432	3,082	3,394	3,162	13,070
Interest	9,368	9,486	9,753	9,935	9,200	38,374
Total expenses	65,950	65,281	65,672	66,203	65,078	262,234

Income (loss) before taxes on income and equity in income (loss) of non-consolidated REITs	(1,234)	1,612	1,022	2,502	1,500	6,636
Taxes on income	(29)	82	75	74	129	360
Equity in income (loss) of non-consolidated REITs	—	(105)	(282)	7,180	—	6,793

Net income (loss)	$(1,205)	$1,425	$665	$9,608	$1,371	$13,069

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,231	107,231	107,231

Net income (loss) per share, basic and diluted	$(0.01)	$0.01	$0.01	$0.09	$0.01	$0.12

March 31, 2019| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2019	2018	2018	2018	2018
Assets:
Real estate assets:
Land	$191,578	$191,578	$191,578	$191,578	$191,578
Buildings and improvements	1,872,082	1,821,035	1,833,470	1,848,362	1,857,935
Fixtures and equipment	9,153	5,909	7,565	7,842	8,839
	2,072,813	2,018,522	2,032,613	2,047,782	2,058,352
Less accumulated depreciation	447,980	390,581	405,115	419,746	432,579
Real estate assets, net	1,624,833	1,627,941	1,627,498	1,628,036	1,625,773

Acquired real estate leases, net	53,948	78,729	71,861	65,687	59,595
Investment in non-consolidated REITs	—	69,703	69,067	—	—
Cash, cash equivalents and restricted cash	8,832	14,355	10,448	10,434	11,177
Tenant rent receivables, net	4,489	3,411	4,039	3,206	3,938
Straight-line rent receivable, net	55,836	53,430	53,294	53,056	54,006
Prepaid expenses and other assets	10,469	8,355	7,444	9,259	10,400
Related party mortgage loan receivable	72,795	71,455	71,190	70,925	70,660
Other assets: derivative asset	10,469	18,740	21,196	22,265	14,765
Office computers and furniture, net of accumulated depreciation	166	261	236	216	197
Deferred leasing commissions, net	49,408	39,815	43,254	45,475	47,591
Total assets	$1,891,245	$1,986,195	$1,979,527	$1,908,559	$1,898,102

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$40,000	$98,000	$98,000	$17,000	$25,000
Term loan payable, net of unamortized financing costs	764,642	765,259	765,618	763,914	764,278
Series A & Series B Senior Notes	198,892	198,727	198,768	198,809	198,850
Accounts payable and accrued expenses	52,248	53,327	52,651	62,699	59,183
Accrued compensation	1,073	1,112	1,778	2,844	3,043
Tenant security deposits	6,352	5,588	5,576	5,619	6,319
Lease liability	2,141	—	—	—	—
Other liabilities: derivative liabilities	2,496	—	—	—	—
Acquired unfavorable real estate leases, net	3,414	5,264	4,749	4,261	3,795
Total liabilities	1,071,258	1,127,277	1,127,140	1,055,146	1,060,468

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	—	—	—
Common stock	11	11	11	11	11
Additional paid-in capital	1,356,457	1,356,457	1,356,457	1,356,457	1,356,457
Accumulated other comprehensive income (loss)	7,973	18,740	21,196	22,265	14,765
Accumulated distributions in excess of accumulated earnings	(544,454)	(516,290)	(525,277)	(525,320)	(533,599)
Total stockholders’ equity	819,987	858,918	852,387	853,413	837,634
Total liabilities and stockholders’ equity	$1,891,245	$1,986,195	$1,979,527	$1,908,559	$1,898,102

March 31, 2019| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months ended March 31,		Twelve Months Ended December 31,
	2019	2018	2018	2017
Cash flows from operating activities:
Net income (loss)	$(1,205)	$1,425	$13,069	$(15,944)
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	23,962	24,748	97,171	103,743
Amortization of above and below market leases	(112)	(85)	(556)	(1,031)
Hedge ineffectiveness	—	—	—	1,878
Loss on sale of properties and properties held for sale	—	—	—	18,481
Equity in (income) loss from non-consolidated REITs	—	105	(6,793)	3,604
Increase (decrease) in allowance for doubtful accounts and write-off of accounts receivable	(60)	75	(50)	150
Changes in operating assets and liabilities:
Tenant rent receivables	(491)	(363)	(765)	(160)
Straight-line rents	(1,140)	40	381	(1,767)
Lease acquisition costs	(689)	(276)	(1,193)	(2,052)
Prepaid expenses and other assets	1,497	(274)	(1,940)	(403)
Accounts payable and accrued expenses	(6,101)	(6,911)	(4,077)	3,870
Accrued compensation	(1,970)	(2,529)	(598)	(143)
Tenant security deposits	33	205	936	28
Payment of deferred leasing commissions	(4,242)	(1,082)	(15,383)	(14,309)
Net cash provided by operating activities	9,482	15,078	80,202	95,945

Cash flows from investing activities:
Property improvements, fixtures and equipment	(15,223)	(10,774)	(51,057)	(54,306)
Investments in non-consolidated REITs	—	—	74,931	—
Distributions in excess of earnings from non-consolidated REITs	—	355	710	1,396
Investment in related party mortgage loan receivable	(2,400)	—	—	—
Repayment of related party mortgage loan receivable	265	265	1,060	10,060
Proceeds received from liquidating trust	263	—	—	—
Proceeds received on sales of real estate assets	—	—	—	37,756
Net cash provided by (used in) investing activities	(17,095)	(10,154)	25,644	(5,094)

Cash flows from financing activities:
Distributions to stockholders	(9,651)	(20,374)	(49,326)	(81,496)
Borrowings under bank note payable	30,000	30,000	38,000	75,000
Repayments of bank note payable	(15,000)	(10,000)	(91,000)	(277,000)
Borrowing from Series A & Series B Senior Notes	—	—	—	200,000
Deferred Financing Costs	(81)	(14)	(2,162)	(6,902)
Net cash provided by (used in) financing activities	5,268	(388)	(104,488)	(90,398)
Net increase (decrease) in cash, cash equivalents and restricted cash	(2,345)	4,536	1,358	453
Cash, cash equivalents and restricted cash, beginning of period	11,177	9,819	9,819	9,366
Cash, cash equivalents and restricted cash, end of period	$8,832	$14,355	$11,177	$9,819

March 31, 2019| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended	Three Months Ended	Inc	%
(in thousands)	or RSF	31-Mar-19	31-Mar-18	(Dec)	Change
Region
East	945	$3,185	$3,802	$(617)	(16.2)%
MidWest	1,549	5,163	6,257	(1,094)	(17.5)%
South	4,382	14,272	14,449	(177)	(1.2)%
West	2,619	10,559	10,958	(399)	(3.6)%
Property NOI* from Operating Properties	9,495	33,179	35,466	(2,287)	(6.4)%
Dispositions and Redevelopment Properties	405	(205)	1,250	(1,455)	(3.8)%
Property NOI*	9,900	$32,974	$36,716	$(3,742)	(10.2)%

Same Store		$33,179	$35,466	$(2,287)	(6.4)%

Less Nonrecurring
Items in NOI* (a)		35	761	(726)	1.9%

Comparative
Same Store		$33,144	$34,705	$(1,561)	(4.5)%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*See the Appendix for Definition of Non-GAAP Measures beginning on page 28.

March 31, 2019| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Net income (loss)	$(1,205)	$1,425	$665	$9,608	$1,371	$13,069

GAAP (income) loss from non-consolidated REITs	—	105	282	(7,180)	—	(6,793)
FFO from non-consolidated REITs	—	884	978	649	—	2,511
Depreciation & amortization	23,133	23,950	23,468	23,081	23,175	93,674
NAREIT FFO*	21,928	26,364	25,393	26,158	24,546	102,461
Lease Acquisition costs	182	—	—	—	—	—
Funds From Operations (FFO)*	$22,110	$26,364	$25,393	$26,158	$24,546	$102,461

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$22,110	$26,364	$25,393	$26,158	$24,546	$102,461
Reverse FFO from non-consolidated REITs	—	(884)	(978)	(649)	—	(2,511)
Distributions from non-consolidated REITs	—	355	355	—	—	710
Amortization of deferred financing costs	717	711	713	799	717	2,940
Straight-line rent	(1,140)	40	259	522	(440)	381
Tenant improvements	(8,318)	(6,777)	(8,212)	(7,084)	(6,895)	(28,968)
Leasing commissions	(4,239)	(1,021)	(5,314)	(4,394)	(3,746)	(14,475)
Non-investment capex	(2,413)	(1,858)	(2,558)	(2,328)	(3,342)	(10,086)
Adjusted Funds From Operations (AFFO)*	$6,717	$16,930	$9,658	$13,024	$10,840	$50,452

Per Share Data:
EPS	$(0.01)	$0.01	$0.01	$0.09	$0.01	$0.12
FFO*	0.21	0.25	0.24	0.24	0.23	0.96
AFFO*	0.06	0.16	0.09	0.12	0.10	0.47

Weighted Average Shares (basic and diluted)	107,231	107,231	107,231	107,231	107,231	107,231

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.

March 31, 2019| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Net income (loss)	$(1,205)	$1,425	$665	$9,608	$1,371	$13,069
Interest expense	9,368	9,486	9,753	9,935	9,200	38,374
Depreciation and amortization	23,133	23,950	23,468	23,081	23,175	93,674
Income taxes	(29)	82	75	74	129	360
EBITDA*	$31,267	$34,943	$33,961	$42,698	$33,875	$145,477
(Gain) loss on sale of properties and provisions for loss on properties held for sale or equity investments	—	—	309	(7,062)	—	(6,753)
Adjusted EBITDA*	$31,267	$34,943	$34,270	$35,636	$33,875	$138,724

Interest expense	$9,368	$9,486	$9,753	$9,935	$9,200	$38,374
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$9,368	$9,486	$9,753	$9,935	$9,200	$38,374

Interest coverage ratio	3.34	3.68	3.51	3.59	3.68	3.62

Debt service coverage ratio	3.34	3.68	3.51	3.59	3.68	3.62

Debt excluding unamortized financing costs	$1,010,000	$1,068,000	$1,068,000	$987,000	$995,000
Cash, cash equivalents and restricted cash	8,832	14,355	10,448	10,434	11,177
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$1,001,168	$1,053,645	$1,057,552	$976,566	$983,823

Adjusted EBITDA*	$31,267	$34,943	$34,270	$35,636	$33,875
Annualized	$125,068	$139,772	$137,080	$142,544	$135,500

Net Debt-to-Adjusted EBITDA*	8.0	7.5	7.7	6.9	7.3

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 28.  Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

March 31, 2019| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

Reconciliation of Net income to Property NOI*
	Three Months Ended	Three Months Ended
	31-Mar-19	31-Mar-18
Net income (loss)	$(1,205)	$1,425
Add (deduct):
Management fee income	(677)	(746)
Depreciation and amortization	23,245	24,035
Amortization of above/below market leases	(112)	(85)
General and administrative	3,509	3,432
Interest expense	9,368	9,486
Interest income	(1,294)	(1,120)
Equity in (income) loss of non-consolidated REITs	—	105
Non-property specific items, net	140	184
Property NOI*	$32,974	$36,716

*See the Appendix for Definition of Non-GAAP Measures beginning on page 28.

March 31, 2019| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	31-Mar-19	Components			31-Mar-19	Fee

BAML Revolver	12-Jan-22	$600,000	$40,000	L	+	1.20%	3.69%	0.25%
JPM Term Loan (b)	30-Nov-21	150,000	150,000	L	+	1.25%	3.71%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.35%	2.47%
BMO Term Loan Tranche A	30-Nov-21	55,000	55,000	2.32%	+	1.25%	3.57%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.32%	+	1.25%	3.57%
Series A Senior Notes	20-Dec-24	116,000	116,000				3.99%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.26%

		$1,570,000	$1,010,000				3.27%

•

On August 2, 2018, we entered into an Amended and Restated Credit Agreement with respect to the JPM Term Loan, which extended the maturity of the JPM Term Loan to November 30, 2021 and reduced the number of basis points over the LIBOR-based rate used to determine the interest rate.  On March 7, 2019, we entered into interest rate swap transactions for a  $100 million portion of the $150 million JPM Term Loan that fixed the LIBOR-based rate at 2.44% from March 29, 2019 and until the loan matures on November 30, 2021.  Accordingly, the interest rate on the $100 million portion was 3.69% and the interest rate on the remaining $50 million portion was 3.75% at quarter end.  The weighted average rate at March 31, 2019 was 3.71% on the JPM Term Loan.

•

On September 27, 2018, we entered into a Second Amended and Restated Credit Agreement with respect to the BMO Term Loan, which consists of a $55 million tranche A term loan and a $165 million tranche B term loan.  The tranche A term loan matures on November 30, 2021 and the tranche B term loan matures on January 31, 2024.  The number of basis points over LIBOR used to determine the interest rate was reduced.

•	The BAML Revolver is subject to a 25 basis point facility fee based on our credit rating and, when applied to our availability of $600 million, would be $1.5 million annually.
•

On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity.  On December 20, 2017, we drew the proceeds from the private placement and reduced the outstanding balance on our revolving line of credit.

•

We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute.  We estimate the annualized rate for this amortization to interest expense will be approximately $2.9 million.

•

Additional information on these transactions can be found in Current Reports on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017, August 2, 2018 and September 27, 2018.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.
(b)	The interest rate is calculated as $100 million at the fixed rate of 3.69% and the remaining $50 million at 3.75%.

March 31, 2019| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18
Market Data:
Shares Outstanding	107,231	107,231	107,231	107,231	107,231
Closing market price per share	$7.19	$8.41	$8.56	$7.99	$6.23
Market capitalization	$770,992	$901,814	$917,899	$856,777	$668,050
Total debt outstanding excluding unamortized financing costs	1,010,000	1,068,000	1,068,000	987,000	995,000
Total Market Capitalization	$1,780,992	$1,969,814	$1,985,899	$1,843,777	$1,663,050

Dividend Data:
Total dividends declared for the quarter	$9,651	$9,651	$9,651	$9,651	$9,650
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	-801%	677%	1449%	100%	704%
Declared dividend as a % of AFFO* per share	144%	57%	100%	74%	89%

Liquidity:
Cash, cash equivalents and restricted cash	$8,832	$14,355	$10,448	$10,434	$11,177
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(40,000)	(98,000)	(98,000)	(17,000)	(25,000)
Total Liquidity	$568,832	$516,355	$512,448	$593,434	$586,177

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 28.

March 31, 2019| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	31-Mar-19	31-Dec-18	30-Sep-18	30-Jun-18	31-Mar-18
Operating Properties:
Number of properties	32	32	34	34	34
Square feet	9,495,118	9,486,650	9,760,699	9,760,699	9,760,657
Leased percentage	88.5%	89.0%	90.5%	89.0%	88.5%

Redevelopment Properties (a):
Number of properties	3	3	1	1	1
Square feet	404,652	404,652	129,821	129,821	129,821
Leased percentage	11.9%	27.2%	15.8%	15.8%	1.9%

Managed Properties - Single Asset REITs (SARs):
Number of properties	3	3	3	3	4
Square feet	674,342	674,342	674,342	674,342	810,278

Total Operating, Redevelopment and Managed Properties:
Number of properties	38	38	38	38	39
Square feet	10,574,112	10,565,644	10,564,862	10,564,862	10,700,756

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

March 31, 2019| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Operating Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$26.33	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%	$32.38
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$33.06	909 Davis Street	Evanston	IL	195,098	91.2%	88.2%	$35.85
Loudoun Tech Center	Dulles	VA	136,658	95.7%	95.8%	$19.48
							Indianapolis
Richmond							River Crossing	Indianapolis	IN	205,059	95.0%	94.2%	$23.80
Innsbrook	Glen Allen	VA	298,456	57.3%	57.3%	$18.66
							St. Louis
Raleigh-Durham							Timberlake	Chesterfield	MO	234,496	100.0%	100.0%	$26.64
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$34.80	Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%	$25.93

							Minneapolis
							121 South 8th Street	Minneapolis	MN	293,460	80.9%	80.0%	$24.35
							Plaza Seven	Minneapolis	MN	326,757	87.4%	87.3%	$35.35

East Region Total			944,651	85.9%	85.9%	$27.24	Midwest Region Total			1,549,001	91.9%	91.3%	$29.41

(a)	Weighted Occupied Percentage for the three months ended March 31, 2019.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

March 31, 2019| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	202,049	91.6%	86.5%	$22.96	380 Interlocken	Broomfield	CO	240,358	90.5%	91.5%	$29.85
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$38.13	1999 Broadway	Denver	CO	677,378	77.1%	72.3%	$32.55
Addison Circle	Addison	TX	289,302	89.3%	75.1%	$31.36	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$26.58
Collins Crossing	Richardson	TX	300,887	99.4%	99.4%	$25.61	390 Interlocken	Broomfield	CO	241,512	98.2%	98.2%	$32.69
Liberty Plaza	Addison	TX	216,851	74.5%	78.7%	$22.52	1001 17th Street	Denver	CO	655,413	98.5%	96.2%	$35.17
							600 17th Street	Denver	CO	608,733	86.7%	85.4%	$33.03
Houston							West Region Total			2,619,630	89.6%	87.5%	$32.62
Park Ten	Houston	TX	157,460	96.4%	89.5%	$28.60
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$30.27	Total Operating Properties			9,495,118	88.5%	86.2%	$29.63
Park Ten Phase II	Houston	TX	156,746	65.5%	28.5%	$23.25
Westchase I & II	Houston	TX	629,025	80.1%	81.3%	$28.90
							Redevelopment Properties (c)
Atlanta							Forest Park	Charlotte	NC	62,212	0.0%	0.0%	$—
One Overton Park	Atlanta	GA	387,267	80.1%	76.9%	$21.98	Blue Lagoon Drive	Miami	FL	212,619	0.0%	0.0%	$—
One Ravinia	Atlanta	GA	386,602	89.7%	90.7%	$25.78	801 Marquette Ave	Minneapolis	MN	129,821	37.0%	15.8%	$16.45
Two Ravinia	Atlanta	GA	411,047	78.4%	75.4%	$27.07	Total Redevelopment Properties			404,652	11.9%	5.1%	$16.45
Pershing Plaza	Atlanta	GA	160,145	97.4%	97.4%	$36.40
999 Peachtree	Atlanta	GA	621,946	90.7%	84.7%	$31.09	Total Owned Portfolio			9,899,770	85.4%	82.8%	$29.60
South Region Total			4,381,836	87.3%	83.6%	$28.37

(a)	Weighted Occupied Percentage for the three months ended March 31, 2019.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define Redevelopment Properties as properties being developed, redeveloped or where redevelopment is complete,but are in lease-up and that are not stabilized.

March 31, 2019| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta
Satellite Place	Duluth	GA	134,785

				Indianapolis
				Monument Circle	Indianapolis	IN	213,760
Southeast Region Total			134,785

Southwest Region

Houston
Energy Tower I	Houston	TX	325,797

Southwest Region Total			325,797	Midwest Region Total			213,760

				Total Managed			674,342

				Total Operating & Managed			10,574,112

March 31, 2019| Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 16%
Legal Services 10%
IT & Computer Services 9%
Other 8%
Professional Services 7%
General Business Services 7%
Insurance 6%
Computer Hardware/Software 6%
Communications 6%
Medical & Social Services 5%
Architecture & Engineering 5%
Banking 4%
Real Estate 4%
Government 3%
Wholesalers 2%
Entertainment 2%

March 31, 2019| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent	Annualized Rent

1	IQVIA Holdings Inc.	1	86	259,531	2.6%	$9,192,073	3.9%
2	CITGO Petroleum Corporation	1	35	248,399	2.5%	8,219,523	3.5%
3	Newfield Exploration Company	1	35	234,495	2.4%	9,371,129	4.0%
4	US Government (a)	4	5, 18, 22, 134	223,641	2.3%	7,236,135	3.1%
5	Centene Management Company, LLC	3	51, 51, 51	216,879	2.2%	5,820,347	2.5%
6	Eversheds Sutherland (US) LLP	1	85	179,868	1.8%	5,341,329	2.2%
7	EOG Resources, Inc.	1	93	169,167	1.7%	5,803,264	2.4%
8	The Vail Corporation	1	132	164,636	1.7%	4,270,463	1.8%
9	T-Mobile South, LLC dba T-Mobile (b)	1	77	151,792	1.5%	—	0.0%
10	Citicorp Credit Services, Inc.	1	101	146,260	1.5%	4,839,743	2.0%
11	Petrobras America, Inc.	1	8	144,813	1.5%	5,460,898	2.3%
12	Jones Day	1	20	140,342	1.4%	4,952,119	2.1%
13	Argo Data Resource Corporation (c)	1	137	140,246	1.4%	4,026,463	1.7%
14	Worldventures Holdings, LLC (d)	2	130, 136	129,998	1.3%	779,938	0.3%
15	Kaiser Foundation Health Plan	1	62	120,979	1.2%	3,636,330	1.5%
16	VMWare, Inc. (e)	1	86	119,558	1.2%	1,352,201	0.6%
17	Giesecke & Devrient America	1	69	112,110	1.1%	2,097,578	0.9%
18	Northrop Grumman Systems Corp.	1	9	111,469	1.1%	3,357,446	1.4%
19	Randstad General Partner (US) (f)	1	62	109,638	1.1%	2,418,816	1.0%
20	ADS Alliance Data Systems, Inc.	1	87	107,698	1.1%	4,054,664	1.7%

			Total	3,231,519	32.6%	$92,230,459	38.9%

(a)Includes 27,398 square feet, which expire in 2019, 34,330 square feet, which expire in 2020, and 36,913 square feet, which expire in 2021.  The remaining 125,000 square feet expire in 2030.

(b)Rent commencing on renewal of 151,792 square feet in September 2019.

(c)Includes 26,046 square feet, which expire in 2020 and 28,550 square feet, which expire in 2023.  The remaining 85,650 square feet expire in 2030.

(d)Includes 100,000 square feet leased by Denbury Onshore LLC expiring in July 2019, which is 100% leased by WorldVentures Holdings LLC commencing in August 2019 and expiring in 2030, and 24,998 square feet that commenced in August 2018 and expire in 2030.

(e)Includes 23,804 square feet, which expire in 2019,  and 95,754 square feet, which expire in 2026.

(f)Includes 98,695 square feet, which expire in 2021, and 10,943 square feet commencing on 3/1/19, which expire in 2024

March 31, 2019| Page 19

Leasing Activity (Owned Portfolio)

			Year	Year
	Three Months Ended		Ended	Ended
Leasing Activity (a)	31-Mar-19	31-Mar-18	31-Dec-18	31-Dec-17
(in Square Feet - SF)
New leasing	95,000	25,000	397,000	460,000
Renewals and expansions	365,000	84,000	1,284,000	1,011,000
	460,000	109,000	1,681,000	1,471,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$32.32	$30.42	$31.02	$30.43
Weighted average lease term	9.0 Years	5.9 Years	7.2 Years	6.8 Years

Increase or decrease over average GAAP rents in prior year (b)	9.9%	-2.9%	7.3%	12.3%

Average free rent	3 Months	2 Months	4 Months	4 Months
Tenant Improvements	$28.76	$26.35	$29.13	$22.22
Leasing Costs	$13.41	$8.18	$8.99	$9.92

(a)  Leasing activity includes leasing at redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

March 31, 2019| Page 20

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)

Lease expirations include leases in redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

March 31, 2019| Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2019	36	(c)	638,664		$21,128,266	$33.08	8.9%	8.9%
2020	72		922,396		29,884,961	32.40	12.6%	21.5%
2021	64		674,792		19,253,633	28.53	8.1%	29.6%
2022	74		1,200,710		37,986,266	31.64	16.0%	45.6%
2023	58		664,600		19,797,352	29.79	8.3%	53.9%
2024	58		792,751		18,029,124	22.74	7.6%	61.5%
2025	28		620,096		12,298,268	19.83	5.2%	66.7%
2026	19		856,280		26,053,108	30.43	11.0%	77.7%
2027	10		543,910		17,053,948	31.35	7.2%	84.9%
2028	10		317,523		7,943,354	25.02	3.3%	88.2%
2029 and thereafter	82		1,222,388	(d)	27,912,916	22.83	11.8%	100.0%
	511		8,454,110		$237,341,196	$28.07	100.0%
Vacancies as of 3/31/19			1,089,027
Redevelopment properties (e)			356,633
Total Portfolio Square Footage			9,899,770

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.  Includes annualized rent from redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at March 31, 2019 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 5 leases that are month-to-month.
(d)	Includes 111,918 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

March 31, 2019| Page 22

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
				Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	31-Mar-19	31-Mar-19	Date	Date	Date

Redevelopment Activity

Redevelopment in Process
Forest Park	Charlotte	NC	62,212	$3,670	$132	0.0%	30-Sep-19	31-Dec-19	31-Mar-20
Blue Lagoon Drive	Miami	FL	212,619	23,625	2,834	0.0%	31-Dec-19	30-Jun-20	31-Dec-20
Total Office in Process			274,831	27,295	2,966

Redevelopment Complete But Not Stabilized
801 Marquette Ave	Minneapolis	MN	129,821	$28,443	$19,906	37.0%	30-Jun-17	30-Sep-19	31-Mar-20

Total			404,652	$55,738	$22,872

(1) Anticipated Investment includes capitalized redevelopment costs, capitalized interest and lease-up costs.

March 31, 2019| Page 23

Capital Expenditures

(in thousands)
For the Three Months Ended
31-Mar-19

Tenant improvements	$8,318
Deferred leasing costs	4,239
Non-investment capex	2,413
Total Capital Expenditures	$14,970

	For the Three Months Ended				Year Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Tenant improvements	$6,777	$8,212	$7,084	$6,895	$28,968
Deferred leasing costs	1,021	5,314	4,394	3,746	14,475
Non-investment capex	1,858	2,558	2,328	3,342	10,086
Total Capital Expenditures	$9,656	$16,084	$13,806	$13,983	$53,529

First generation leasing and investment capital was  $3.7 million for the three months ended March 31, 2019 and $15.1 million for the year ended December 31, 2018.

March 31, 2019| Page 24

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

March 31, 2019| Page 25

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Mar-19	Rate (1)			Fee (2)	31-Mar-19

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Dec-19	$5,500	$795	L	+	4.40%	0.5%	6.88%
FSP Energy Tower I Corp.	Houston, TX	30-Jun-19	20,000	18,000	L	+	5.00%	0.5%	7.48%

Mortgage loan secured by property
FSP Monument Circle LLC (3)	Indianapolis, IN	6-Dec-20	21,000	21,000			7.19%	n/a	7.19%
FSP Energy Tower I Corp. (4)	Houston, TX	30-Jun-19	33,000	33,000			6.41%	n/a	6.41%

			$79,500	$72,795

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.
(4)	This mortgage includes an annual extension fee of $108,900 paid by the borrower.

March 31, 2019| Page 26

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Mar-19	Loans outstanding on secured RE	$72,795	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	Over the next twelve months (in 000's)	216
Shares outstanding	107,231.2	Straight-line rent receivable	55,836
Closing price	$7.19	Asset held for sale	—	Straight-line rental revenue current quarter	$1,140
Market capitalization	$770,992	Cash, cash equivalents and restricted cash	8,832
Debt	1,010,000	Tenant rent receivables	4,489	Management fee income current quarter	$58
Total Market Capitalization	$1,780,992	Prepaid expenses	4,844	Interest income from secured loans	1,294
		Office computers and furniture	166	Management fees and interest income from loans	$1,352
		Other assets:
	3 Months	Deferred financing costs, net	10,032
	Ended	Other assets: Derivative Market Value	10,469
NOI Components	31-Mar-19	Other assets - Right-to-Use Asset	2,059
			$169,522
Same Store NOI (1)	$33,179
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	33,179	Debt (excluding contra for unamortized financing costs)	$1,010,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	53,321	(1) See pages 11 & 28 for definitions and reconciliations.
Stabilized portfolio	$33,179	Tenant security deposits	6,352
		Other liabilities: lease liability	2,141	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	2,496
Financial Statement Reconciliation:			$1,074,310	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$63,359
Rental operating expenses	(17,726)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(12,102)
NOI on assets sold	—			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	29
Management fees & other (5)	(381)
Property NOI (1)	$33,179

March 31, 2019| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2019| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus the amortization of deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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